PROMISSORY NOTE

Principal Amount $700,000 February 14, 2005

FOR VALUE RECEIVED, AZUR INTERNATIONAL INC., a Nevada corporation (hereinafter referred to as the "Borrower") promises to pay to the order of LIVE OAK INVESTMENTS GROUP LLC, a Delaware limited liability company (hereinafter referred to as "Lender"), the principal sum of SEVEN HUNDRED THOUSAND DOLLARS (USD$700,000) (the "Principal") with a 10% interest accrued annually (the "Interest"). The Principal shall be paid in accordance with the following provisions:

1. Promissory Note. This Note represents a loan of SEVEN HUNDRED THOUSAND DOLLARS (USD$700,000).

2. Payment Terms. The payment of Principal and all accrued Interest shall be due and payable in full on or before August 14, 2005.

3. Prepayment. This Note may be prepaid in whole or in part at any time without penalty or premium.

4. Grace Period/Default. The Borrower shall be in default of this Note on the occurrence of any of the following events: (i) Borrower shall fail to meet the terms of the; (ii) the Borrower shall fail to meet its obligation to make the required Principal payment hereunder; (iii) the Borrower shall make an assignment for the benefit of creditors or shall be unable to, or shall admit in writing its inability to pay its debts as such debts become due; (iv) the Borrower shall commence any case, proceeding, or other action under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors, or any such action shall be commenced against the Borrower; or, (v) a receiver is appointed for Borrower for any of its property or Borrower shall suffer a garnishment, attachment, levy, or execution. In the event that any monies owed pursuant to the terms of this Note are not fully paid within ten (10) business days after the same becomes due and payable in accordance with the terms of this Note, the Borrower shall be deemed in default of this Note. In the event of a default, this Note becomes immediately due and payable to Lender. Borrower agrees to indemnify and hold Lender harmless from any expenses incurred by Lender in connection with the collection of this Note, including, but not limited to, attorney's fees. All such expenses incurred by the Lender in connection with the collection of this Note shall be added to the Principal hereof and shall be payable in accordance with the terms hereof.

5. The undersigned and all other parties to this Note, whether as endorsers, guarantors or sureties, agree to remain fully bound until this Note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agree to remain bound notwithstanding any extension, modification, waiver, or other indulgence or discharge or release of any obligor hereunder or exchange, substitution, or release of any collateral granted as security for this Note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change in terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgement of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on his behalf. The rights of any holder hereof shall be cumulative and not necessarily successive.

6. This Note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Florida.

7. Miscellaneous.

7.1. Surrender of Note to be Paid in Full. At such time as this Note is paid by the Borrower in full, the holder thereof shall surrender the original Note to the Borrower for cancellation after payment.

7.2. No Waiver by Failure to Act. Neither any failure nor delay on the part of the Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

7.3. Descriptive Headings. The descriptive headings of the several paragraphs of this Note are inserted for convenience only and do not constitute a part of this Note.

7.4. Governing Law. This Note shall be governed by and construed and interpreted in accordance with the laws of the State of Florida without reference to the conflict of laws principles thereof.

7.5. Severability. It is the intention of the parties that this Note be enforceable, in accordance with its terms, to the fullest extent permitted by law. Accordingly, the parties hereto expressly agree that if any portion of this Note or any of its provisions shall, for any reason, be adjudged by any court of competent jurisdiction to be invalid or unenforceable, that adjudication shall not affect, impair, or invalidate the remainder of this Note but shall be confined in its operation to the provision or provisions of this Note directly involved in the controversy in which such adjudication shall have been rendered. Moreover, the parties hereto hereby agree that a court of competent jurisdiction may modify any provision hereof held invalid or unenforceable (including, without limitation, provisions relating to time or geographic limits) only to the extent necessary to render it valid and enforceable.

7.6. Amendments/ Assignment. This Note shall not be modified or amended, except by written agreement duly executed by the parties hereto. This Note is not assignable without the consent of both parties.

THE BORROWER has executed this Note as of the day and year first above written.

BORROWER:

AZUR INTERNATIONAL INC.
a Nevada corporation

By: [signature]
Donald Winfrey, President